2. Summary of Significant Accounting Policies (Details-Deferred Financing Costs) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Rollforward of deferred financing costs
Deferred financing costs, beginning balance	$ 669	$ 598
Additions	68	82
Write-offs	0	(11)
Deferred financing costs, ending balance	737	669
Less accumulated amortization	(107)	(20)	(2)
Deferred financing costs, net	$ 630	$ 649